UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 15, 2004

                             NetScout Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0000-26251                                     04-2837575
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    (Commission File Number)                   (IRS Employer Identification No.)

310 Littleton Road, Westford, Massachusetts                           01886
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 (Address of Principal Executive Offices)                           (Zip Code)

                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

                             Section 8--Other Events

Item 8.01. Other Events.

      Following discussions between NetScout Systems, Inc. ("NetScout") and Cisco Systems, Inc. ("Cisco") regarding NetScout's plan to terminate support for its legacy product, Real Time Monitor 1.4, Cisco announced its intention to discontinue reselling Real Time Monitor as of November 30, 2004. The announcement was contained in a letter dated September 15, 2004, notifying NetScout of the non-renewal of the Private Label Agreement dated October 17, 1995, as amended, and the Project Development and License Agreement dated July 13, 1994, as amended, by and between NetScout and Cisco (the "Agreements"). Pursuant to the foregoing and the terms of the Agreements, the Agreements will terminate on June 1, 2005. NetScout will continue to recognize license and royalty revenue based upon reported product shipments by Cisco, with the final product shipments report expected in the fourth quarter of fiscal year 2005. For fiscal year 2004, license and royalty related to Cisco represented $1.8 million, or 2%, of total revenue. NetScout does not expect a material impact from Cisco's non-renewal of the Agreements, as it will be offering Cisco Real Time Monitor
1.4 customers a purchase option to upgrade to nGenius(R) Performance Manager
2.0.

      Forward-looking statements in this report are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this report, which are not strictly historical statements, including the plans, objectives and future financial performance of NetScout, constitute forward-looking statements that involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. NetScout assumes no obligation to update any forward-looking information contained in this report or with respect to the announcements described herein.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NETSCOUT SYSTEMS, INC.

September 21, 2004

                                   By: /s/ David P. Sommers
                                       -----------------------------------------
                                       David P. Sommers
                                       Chief Financial Officer and
                                       Senior Vice President, General Operations


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